SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
April 28, 2004

AMERADA HESS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99(1)	News release dated April 28, 2004 reporting results for the first quarter of 2004.

Item 12. Results of Operations and Financial Condition.

     On April 28, 2004, Amerada Hess Corporation issued a news release reporting its results for the first quarter of 2004. A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2004

AMERADA HESS CORPORATION

	By:	/s/John P. Rielly

	Name:	John P. Rielly
	Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99(1)	News release dated April 28, 2004 reporting results for the first quarter of 2004.

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